UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

LAMAR ADVERTISING COMPANY

LAMAR MEDIA CORP.

(Exact name of registrants as specified in their charters)

Delaware	1-36756	72-1449411
Delaware	1-12407	72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Lamar Advertising Company	Emerging growth company ☐

Lamar Media Corp.	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Lamar Advertising Company	☐

Lamar Media Corp.	☐

Explanatory Note

On December 28, 2019, Lamar Advertising Company (the “Company”) and its wholly owned subsidiary, Lamar Media Corp. (“Lamar Media”), filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of certain markets of FMG Outdoor Holdings, LLC (“Fairway”). This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

•	Independent Auditor’s Report for FMG Outdoor Holdings, LLC

•	Consolidated Statements of Revenues and Certain Expenses for the Year Ended December 31, 2017 and the Nine Months Ended September 30, 2018 (Unaudited)

•	Notes to the Consolidated Statements of Revenues and Certain Expenses

(b) Pro forma financial information

•	Overview

•	Lamar Advertising Company and Subsidiaries Pro Forma Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited) for the Year Ended December 31, 2017

•	Lamar Advertising Company and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2018

•	Lamar Advertising Company and Subsidiaries Pro Forma Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited) for the Nine Months Ended September 30, 2018

•	Lamar Media Corp. and Subsidiaries Pro Forma Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited) for the Year Ended December 31, 2017

•	Lamar Media Corp. and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2018

•	Lamar Media Corp. and Subsidiaries Pro Forma Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited) for the Nine Months Ended September 30, 2018

•	Notes to Pro Forma Condensed Consolidated Balance Sheet and Statement of Income (Unaudited)

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors

Report of Independent Auditors

The Board of Directors and Stockholders

Lamar Advertising Company

We have audited the accompanying consolidated statement of revenues and certain expenses of certain markets of FMG Outdoor Holdings, LLC (“the Company”) acquired by Lamar Media Corp., for the year ended December 31, 2017, and the related notes to the consolidated financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the consolidated statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the consolidated statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated statement of revenues and certain expenses referred to above presents fairly, in all material respects, the consolidated revenues and certain expenses of the Company for the year ended December 31, 2017 in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2 to the financial statements, the consolidated statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Charlotte, North Carolina

February 15, 2019

FMG Outdoor Holdings, LLC

Consolidated Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2017

And the Nine Months Ended September 30, 2018 (Unaudited)

(In thousands)

	Nine Months Ended September 30, 2018 (Unaudited)	Year Ended December 31, 2017
Revenues	$50,758	$65,922
Certain Expenses
Direct advertising expenses	16,413	21,351
General and administrative expenses	10,887	15,618

Total certain expenses	27,300	36,969

Revenues in excess of expenses	$23,458	$28,953

The accompanying notes are an integral part of the consolidated statements of revenues and certain expenses.

1. Organization and Description of Business

The accompanying consolidated statements of revenues and certain expenses includes the results of operations from the assets of FMG Outdoor Holdings, LLC (“the Company”) acquired by Lamar Media Corp. (“Lamar Media”) which primarily consist of more than 8,500 billboards in five U.S. markets: Greenville/Spartanburg, South Carolina, Raleigh-Durham and Greensboro/Winston-Salem, North Carolina, Athens, Georgia, and La Crosse, Wisconsin (the “Markets”).

On December 21, 2018, Lamar Media entered into the Equity Purchase Agreement (the “Equity Purchase Agreement”) with the Company, GTCR/FMG Blocker Corp. (the “GTCR Blocker”), NCP Fairway, Inc. (the “NCP Blocker” and, together with GTCR Blocker, the “Blockers”), GTCR Fund XI/C LP (the “GTCR Seller”), Newstone Capital Partners II, L.P. (the “Newstone Seller” and, together with the GTCR Seller, the “Blocker Sellers”), each of the Selling Members identified therein (together with the Blocker Sellers, the “Sellers”), and GTCR Partners XI/B LP, solely in its capacity as representative for the Sellers (the “Representative”), none of which are affiliated with Lamar Advertising Company, Lamar Media or any of their respective affiliates.

Prior to the closing of the Lamar Media acquisition on December 21, 2018, the Company completed a restructuring transaction whereby it transferred certain of its assets not being acquired by Lamar Media to newly formed entities.

2. Basis of Presentation

The accompanying consolidated statements of revenues and certain expenses relate to the Company and have been prepared in accordance with U.S. general accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting

Standards Board Accounting Standards Codification and rules and regulations of the SEC, including the instruments to Form 8-K and Article 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the consolidated statements of revenues and certain expenses do not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the consolidated statement of revenues and certain expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period.

Operating results for the year ended December 31, 2017 and the nine months ended September 30, 2018, are not necessarily indicative of the results that may be expected for the actual results of operations for the periods presented due to the exclusion of the following expenses: depreciation and amortization, stock compensation expense, gain (loss) on disposal of property and equipment, interest expense, other income and expense, income tax, and other corporate expenses not directly related to the proposed future operations of the Company.

3. Summary of Significant Accounting Policies

Use of Estimates

The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts in the consolidated statements of revenues and certain expenses and accompanying notes. Management bases their estimates and judgments on historical experience and on various other assumptions that management believes are reasonable under the circumstances. GAAP requires management to make estimates and judgments in several areas, including those related to revenue recognition. These estimates are based on management’s knowledge about current events and expectations about actions the Company may undertake in the future. Actual results could differ materially from those estimates.

Revenue Recognition

Revenue recognition commences when all of the following conditions are met:

•	There is persuasive evidence of an arrangement;

•	The service has been or is being provided to the customer;

•	The collection of the fees is reasonably assured; and

•	The fee is fixed or determinable.

The Company recognizes outdoor advertising revenue on an accrual basis ratably over the term of the contracts. Production revenue and the related expense for the advertising copy are recognized upon completion of the sale.

The Company engages in barter transactions whereby the Company trades advertising space for rent of the land where the advertising structures are located and for goods and services. Revenues and expenses are recognized at fair value as determined by the Company’s historical practice of receiving cash for similar advertising space from customers unrelated to the party in the barter transaction. For barter transactions involving site leases, the fair value is determined at lease inception and updated when the lease is renewed. For the periods ended September 30, 2018 and December 31, 2017, barter revenues and expenses were approximately $287 thousand and $500 thousand, respectively. No gain or loss has been recognized related to barter transactions.

4. Recently Issued Accounting Standards Not Yet Adopted

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09 (Codified as ASC 606), Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU replaced most existing revenue recognition guidance in GAAP when it became effective. In August 2015, the FASB issued ASU No. 2015-14 deferring the effective date from January 1, 2018 to January 1, 2019, while allowing for early adoption. The standard permits the use of either the retrospective or cumulative effect transition method. Management is currently evaluating the potential impact of implementation of this updated authoritative guidance on the consolidated statements of revenues and certain expenses.

In February 2016, the FASB issued ASU No. 2016-02, Leases. The update is to increase transparency and comparability among organizations by recognizing lease assets and liabilities on the balance sheet and disclosing key information about lease arrangements. The amendments in this update are effective beginning January 1, 2020 with retrospective application. The Company expects the primary impact to be the recognition, on a discounted basis, of our minimum commitments under non-cancelable operating leases on the balance sheet as right of use assets and lease obligations in addition to enhance disclosures. The Company’s current minimum commitments under non-cancellable operating leases are discussed in Note 6. Management is currently evaluating the potential impact of implementation of this updated authoritative guidance.

5. Acquisition

On July 1, 2017, the Company exchanged six billboard assets located in Atlanta, Georgia for certain assets in Athens, Georgia from The Lamar Company, LLC in order to divest from assets that were outside of the Company’s geographic core markets and acquire assets within the Company’s geographic core markets. Only six months of activity for the acquired assets are reflected in the consolidated statement of revenues and certain expenses in Athens, Georgia for the year ended December 31, 2017.

6. Commitments and Contingencies

Leases

The Company leases its office facilities for the Markets under various non-cancelable lease agreements expiring in June 2027. Office rental expense amounted to $289 thousand and $346 thousand for the nine months ended September 30, 2018 and the year ended December 31, 2017, respectively, and is included in general and administrative expenses in the consolidated statements of revenues and certain expenses.

The Company’s future minimum annual rental commitments under these leases are approximated as follows (in thousands) (unaudited):

2018 (three months ended December 31, 2018)	$81
2019	314
2020	318
2021	313
2022	319
2023	305
Thereafter	855

$2,505

The Company has operating leases for its display sites that vary in length. These leases generally contain renewal options for a period of years equal to the initial term of the lease. Subsequent to the first renewal, the leases generally are renewable on a year-to-year basis unless terminated by either party prior to the anniversary date. Certain site leases provide for escalations in rental costs over the lease term. In addition, the Company has certain leases that contain a variable component based on revenue from the structure in addition to a base rent amount. Rent expense amounted to $8.3 million and $10.9 million for the nine months ended September 30, 2018 and the year ended December 31, 2017, respectively, and is included in direct advertising expenses in the consolidated statements of revenues and certain expenses.

The future minimum lease payments for non-cancellable site leases at September 30, 2018 in each of the next five years and thereafter are as follows (in thousands) (unaudited):

2018 (three months ended December 31, 2018)	$1,485
2019	5,817
2020	5,497
2021	5,300
2022	4,822
2023	4,132
Thereafter	30,128

$57,181

Zoning regulations

In some of the localities in which the Company operates, outdoor advertising is subject to restrictive zoning regulations. Although the Company believes the existence of those regulations continue to be a factor in the operation of the Company’s business, such regulations have not had a significant effect on the results of operations.

Litigation

In the normal course of conducting its business, the Company is periodically involved in litigation. The Company is not a party to litigation matters which management believes could result in judgments that would have a material adverse effect on its financial position, liquidity or results of future operations.

7. Subsequent Events

The Company evaluated subsequent events through February 15, 2019, the date the financial statements were available to be issued.

Overview

The following unaudited pro forma combined financial statements are based on the historical consolidated financial statements of Lamar Advertising Company (the “Company”) and Lamar Media Corp. (“Lamar Media”) and the historical statements of revenues and certain expenses for the markets purchased from FMG Outdoor Holdings, LLC (“Fairway”), which Lamar Media acquired on December 21, 2018 for the year ended December 31, 2017 and the nine months ended September 30, 2018. The unaudited pro forma combined financial statements should be read in conjunction with the Company’s and Lamar Media’s audited consolidated financial statements and related notes for the year ended December 31, 2017 included in the Company’s and Lamar Media’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s and Lamar Media’s unaudited condensed consolidated financial statements and related notes for the nine months ended September 30, 2018 included in the Quarterly Report on Form 10-Q for the period ended September 30, 2018.

The unaudited pro forma combined financial statements give effect to the acquisition of Fairway as if the acquisition had occurred on January 1, 2017, in the case of the unaudited pro forma combined statements of income and at September 30, 2018 in the case of the unaudited pro forma combined balance sheet. The acquisition of Fairway has been accounted for as a purchase in conformity with Accounting Standard Codification (“ASC”) 805, “Business Combinations.” The total cost of the acquisition has been allocated to the preliminary estimates of assets acquired and liabilities assumed based on their respective estimated fair values as of December 21, 2018. The excess of purchase price over the preliminary fair values of the net assets acquired has been allocated to goodwill. The purchase price allocation included in the unaudited pro forma consolidated financial statements is considered preliminary and is subject to revision. The final purchase price allocation and the resulting effect on income from operations may differ from the preliminary pro forma amounts included in this Current Report on Form 8-K/A. The unaudited pro forma combined financial statements presented below do not reflect any anticipated operating efficiencies or cost savings from the integration of the Fairway business into the Company’s and Lamar Media’s business.

The unaudited pro forma combined financial statements reflect pro forma adjustments that are described in the accompanying notes and are based on available information and certain assumptions the Company’s and Lamar Media’s management believes are reasonable, but are subject to change. We have made, in the opinion of management, all adjustments that are necessary to present fairly the unaudited pro forma combined financial information. The unaudited pro forma combined financial statements do not purport to represent what the Company’s or Lamar Media’s results of operations or financial position actually would have been had the acquisition occurred on the dates indicated to project the Company’s or Lamar Media’s financial position as of any future date or results of operations for any future period.

LAMAR ADVERTISING COMPANY

AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited)

For the Year Ended December 31, 2017

(In thousands, except share and per share data)

	Lamar Advertising Historical	Fairway Historical	Pro Forma Adjustments			Lamar Advertising Pro Forma
Statements of Income
Net revenues	$1,541,260	$65,922	$—			$1,607,182

Operating expenses (income):
Direct advertising expenses	540,880	21,351	—			562,231
General and administrative expenses	276,229	15,618	—			291,847
Corporate expenses	62,344	—	—			62,344
Depreciation and amortization	211,104	—	21,944	[1	][2]	233,048
Gain on disposition of assets	(4,664)	—	—			(4,664)

	1,085,893	36,969	21,944			1,144,806

Operating income	455,367	28,953	(21,944)			462,376
Other expense (income):
Loss on extinguishment of debt	71	—	—			71
Interest income	(6)	—	—			(6)
Interest expense	128,396	—	20,233	[3	]	148,629

	128,461	—	20,233			148,694

Income before income tax expense	326,906	28,953	(42,177)			313,682
Income tax expense	9,230	—	207	[4	]	9,437

Net income	317,676	28,953	(42,384)			304,245
Preferred stock dividends	365	—	—			365

Net income applicable to common stock	$317,311	$28,953	$(42,384)			$303,880

Earnings per share:
Basic earnings per share	$3.24	$—	$—			$3.10

Diluted earnings per share	$3.23	$—	$—			$3.09

Cash dividends declared per share of common stock	$3.32	$—	$—			$3.32

Weighted average common shares outstanding basic	97,930,555	—	—			97,930,555
Weighted average common shares outstanding diluted	98,369,865	—	—			98,369,865

Statements of Comprehensive Income
Net income	$317,676	$28,953	$(42,384)			$304,245
Other comprehensive income, net of tax
Foreign currency translation adjustments	1,926	—	—			1,926

Comprehensive income	$319,602	$28,953	$(42,384)			$306,171

LAMAR ADVERTISING COMPANY

AND SUBSIDIARIES

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

As of September 30, 2018

(In thousands, except share and per share data)

	Lamar Advertising Historical	Pro Forma Adjustments			Lamar Advertising Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$10,609	$8,554	[7	]	$19,163
Net receivables	227,960	8,802	[10	]	236,762
Prepaid lease expenses	75,690	4,072	[11	]	79,762
Other current assets	51,639	940	[9	]	52,579

Total current assets	365,898	22,368			388,266

Property plant and equipment, net	1,193,313	101,847	[5	]	1,295,160
Intangibles and goodwill, net	2,511,060	334,324	[6	]	2,845,384
Other assets	54,349	—			54,349

Total assets	$4,124,620	$458,539			$4,583,159

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Trade accounts payable	$19,526	$1,367	[12	]	$20,893
Current maturities of long-term debt, net	26,728	175,000	[8	]	201,728
Accrued expenses	102,586	5,589	[16	]	108,175
Deferred income	107,144	2,269	[13	]	109,413

Total current liabilities	255,984	184,225			440,209

Long-term debt, net	2,519,153	249,587	[8	]	2,768,740
Deferred income tax liabilities	2,508	18,165	[14	]	20,673
Asset retirement obligation	216,050	6,562	[15	]	222,612
Other liabilities	33,966	—			33,966

Total liabilities	3,027,661	458,539			3,486,200

Stockholders’ equity	1,096,959	—			1,096,959

Total liabilities and stockholders’ equity	$4,124,620	$458,539			$4,583,159

LAMAR ADVERTISING COMPANY

AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited)

For the Nine Months Ended September 30, 2018

(In thousands, except share and per share data)

	Lamar Advertising Historical	Fairway Historical	Pro Forma Adjustments			Lamar Advertising Pro Forma
Statements of Income
Net revenues	$1,199,324	$50,758	$—			$1,250,082

Operating expenses (income)
Direct advertising expenses	419,776	16,413	—			436,189
General and administrative expenses	213,060	10,887	—			223,947
Corporate expenses	62,027	—	—			62,027
Depreciation and amortization	167,251	—	16,458	[1	][2]	183,709
Loss on disposition of assets	7,265	—	—			7,265

	869,379	27,300	16,458			913,137

Operating income	329,945	23,458	(16,458)			336,945
Other expense (income)
Loss on extinguishment of debt	15,429	—	—			15,429
Interest income	(313)	—	—			(313)
Interest expense	97,321	—	15,119	[3	]	112,440

	112,437	—	15,119			127,556

Income before income tax expense	217,508	23,458	(31,577)			209,389
Income tax expense	7,969	—	155	[4	]	8,124

Net income	209,539	23,458	(31,732)			201,265
Cash dividends declared and paid on preferred stock	273	—	—			273

Net income applicable to common stock	$209,266	$23,458	$(31,732)			$200,992

Earnings per share:
Basic earnings per share	$2.12	$—	$—			$2.04

Diluted earnings per share	$2.12	$—	$—			$2.03

Cash dividends declared per share of common stock	$2.73	$—	$—			$2.73

Weighted average common shares outstanding basic	98,596,828	—	—			98,596,828
Weighted average common shares outstanding diluted	98,870,116	—	—			98,870,116

Statements of Comprehensive Income
Net income	$209,539	$23,458	$(31,732)			$201,265
Other comprehensive loss, net of tax
Foreign currency translation adjustments	(599)	—	—			(599)

Comprehensive income	$208,940	$23,458	$(31,732)			$200,666

LAMAR MEDIA CORP.

AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited)

For the Year Ended December 31, 2017

(In thousands)

	Lamar Media Historical	Fairway Historical	Pro Forma Adjustments			Lamar Media Pro Forma
Statements of Income
Net revenues	$1,541,260	$65,922	$—			$1,607,182

Operating expenses (income):
Direct advertising expenses	540,880	21,351	—			562,231
General and administrative expenses	276,229	15,618	—			291,847
Corporate expenses	61,962	—	—			61,962
Depreciation and amortization	211,104	—	21,944	[1	][2]	233,048
Gain on disposition of assets	(4,664)	—	—			(4,664)

	1,085,511	36,969	21,944			1,144,424

Operating income	455,749	28,953	(21,944)			462,758
Other expense (income):
Loss on extinguishment of debt	71	—	—			71
Interest income	(6)	—	—			(6)
Interest expense	128,396	—	20,233	[3	]	148,629

	128,461	—	20,233			148,694

Income before income tax expense	327,288	28,953	(42,177)			314,064
Income tax expense	9,230	—	207	[4	]	9,437

Net income	$318,058	$28,953	$(42,384)			$304,627

Statements of Comprehensive Income
Net income	$318,058	$28,953	$(42,384)			$304,627
Other comprehensive income, net of tax
Foreign currency translation adjustments	1,926	—	—			1,926

Comprehensive income	$319,984	$28,953	$(42,384)			$306,553

LAMAR MEDIA CORP.

AND SUBSIDIARIES

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

As of September 30, 2018

(In thousands)

	Lamar Media Historical	Pro Forma Adjustments			Lamar Media Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$10,109	$8,554	[7	]	$18,663
Net receivables	227,960	8,802	[10	]	236,762
Prepaid lease expenses	75,690	4,072	[11	]	79,762
Other current assets	51,639	940	[9	]	52,579

Total current assets	365,398	22,368			387,766

Property plant and equipment, net	1,193,313	101,847	[5	]	1,295,160
Intangibles and goodwill, net	2,500,441	334,324	[6	]	2,834,765
Other assets	48,683	—			48,683

Total assets	$4,107,835	$458,539			$4,566,374

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Trade accounts payable	$19,526	$1,367	[12	]	$20,893
Current maturities of long-term debt, net	26,728	175,000	[8	]	201,728
Accrued expenses	98,001	5,589	[16	]	103,590
Deferred income	107,144	2,269	[13	]	109,413

Total current liabilities	251,399	184,225			435,624

Long-term debt, net	2,519,153	249,587	[8	]	2,768,740
Deferred income tax liabilities	2,508	18,165	[14	]	20,673
Asset retirement obligation	216,050	6,562	[15	]	222,612
Other liabilities	33,966	—			33,966

Total liabilities	3,023,076	458,539			3,481,615

Stockholders’ equity	1,084,759	—			1,084,759

Total liabilities and stockholders’ equity	$4,107,835	$458,539			$4,566,374

LAMAR MEDIA CORP.

AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited)

For the Nine months ended September 30, 2018

(In thousands)

	Lamar Media Historical	Fairway Historical	Pro Forma Adjustments			Lamar Media Pro Forma
Statements of Income
Net revenues	$1,199,324	$50,758	$—			$1,250,082

Operating expenses (income)
Direct advertising expenses	419,776	16,413	—			436,189
General and administrative expenses	213,060	10,887	—			223,947
Corporate expenses	61,723	—	—			61,723
Depreciation and amortization	167,251	—	16,458	[1	][2]	183,709
Loss on disposition of assets	7,265	—	—			7,265

	869,075	27,300	16,458			912,833

Operating income	330,249	23,458	(16,458)			337,249
Other expense (income)
Loss on extinguishment of debt	15,429	—	—			15,429
Interest income	(313)	—	—			(313)
Interest expense	97,321	—	15,119	[3	]	112,440

	112,437	—	15,119			127,556

Income before income tax expense	217,812	23,458	(31,577)			209,693
Income tax expense	7,969	—	155	[4	]	8,124

Net income	$209,843	$23,458	$(31,732)			$201,569

Statements of Comprehensive Income
Net income	$209,843	$23,458	$(31,732)			$201,569
Other comprehensive loss, net of tax
Foreign currency translation adjustments	(599)	—	—			(599)

Comprehensive income	$209,244	$23,458	$(31,732)			$200,970

Notes to Pro Forma Condensed Consolidated Balance Sheet and Statement of Income (Unaudited)

(In thousands)

		September 30, 2018	December 31, 2017
[1]	To record depreciation and amortization expense due to the application of purchase accounting. Depreciation and amortization are calculated using the straight-line method over the estimated useful life of the assets, generally from 7-15 years.	$15,702	$20,936
[2]	To record depreciation and accretion related to the asset retirement obligation as if the acquisition had taken place at the beginning of the period.	756	1,008
[3]	To record interest expense on the $424,587 borrowed to finance the acquisition, using an interest rate of 4.77%.	15,119	20,233
[4]	To record the tax effect of the acquired assets for the estimated increase in the income of our taxable REIT subsidiary related to its advertising services.	155	207
[5]	The Company recorded the costs of acquired tangible assets based on their estimated relative fair values. The purchase price allocations reflected above are considered preliminary and subject to change.	101,847	—
[6]	The Company recorded the costs of acquired identified and unidentified intangible assets based on their estimated relative fair values. The purchase price allocations reflected above are considered preliminary and subject to change.	334,324	—
[7]	To record estimated cash acquired based on preliminary working capital calculations.	8,554	—
[8]	To record the increase in long-term debt (including current maturities) related to financing the stock purchase.	424,587	—
[9]	To record estimated other current assets acquired based on preliminary working capital calculations.	940	—
[10]	To record estimated net accounts receivables acquired based on preliminary working capital calculations.	8,802	—
[11]	To record estimated prepaid leases acquired based on preliminary working capital calculations.	4,072	—
[12]	To record estimated accounts payable acquired based on preliminary working capital calculations.	1,367	—
[13]	To record estimated deferred income acquired based on preliminary working capital calculations.	2,269	—
[14]	The Company recorded a preliminary deferred tax liability based on the estimated relative fair values of the assets acquired. The purchase price allocations are considered preliminary and subject to change.	18,165	—
[15]	The Company recorded a preliminary asset retirement obligation based on the information received of the acquired assets. The purchase price allocations are considered preliminary and subject to change.	6,562	—
[16]	To record estimated accrued expenses acquired based on preliminary working capital calculations.	5,589	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 1, 2019	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

Date: March 1, 2019	LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer